UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TURNING POINT THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held at 8:30 A.M. on June 15, 2020, for Turning Point Therapeutics, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/TPTX. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.
If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before June meeting, 5, 2020. please make this request on or
For a Convenient Way to VIEW Proxy Materials
and _
VOTE Online go to: www.proxydocs.com/TPTX
Proxy Materials Available to View or Receive:
1. Proxy Statement 2. Annual Report
Printed materials may be requested by one of the following methods:
INTERNET www.investorelections.com/TPTX
TELEPHONE (866) 648-8133
You must use the 12 digit control number located in the shaded gray box below.
*E-MAIL paper@investorelections.com
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.
ACCOUNT NO. SHARES
Company Notice of Annual Meeting
Date: Monday, June 15, 2020 Time: 8:30 A.M. (Pacific Time)
Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/TPTX for more details
The purpose of the Annual Meeting is to take action on the following proposals:
The Board of Directors recommends that you vote “FOR” all nominees for director listed below.
1. Election of three Class I Directors
Nominees 01 Athena Countouriotis, M.D. 03 Garry Nicholson 02 Patrick Machado, J.D.
The Board of Directors recommends that you vote “FOR” the following:
2. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.
TO ATTEND the Annual Meeting of Turning Point Therapeutics, Inc., please visit www.proxydocs.com/TPTX for virtual meeting registration details. You must register before June 11, 2020 5:00pm ET to be able to participate in the meeting. The control number located in the shaded gray box will be required to register.